GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated September 22, 2023 to the

Prospectus dated February 28, 2023, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Ninety One North America, Inc. will now serve as an Underlying Manager of the Fund. Furthermore, Ares Capital Management II LLC, an existing Underlying Manager of the Fund, will now manage an allocation of bank loans in addition to its current high yield and senior loans allocation.

Accordingly, effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), Aristotle Pacific Capital, LLC (“Aristotle Pacific”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Ninety One North America, Inc. (“Ninety One”), Nuveen Asset Management, LLC (“Nuveen”), RBC Global Asset Management (UK) Limited d/b/a RBC BlueBay Asset Management (“RBC UK”), RBC Global Asset Management (U.S.) Inc. d/b/a RBC Global Asset Management (“RBC US”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces in its entirety the “Ares Capital Management II LLC” subsection under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

Ares Capital Management II LLC

Ares Capital Management II LLC (“Ares”), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, an investment adviser registered with the SEC and a wholly-owned subsidiary of Ares Management LLC (“Ares Management”). Ares Management is a wholly-owned subsidiary of Ares Management Corporation, a publicly traded, global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, private equity, real estate and infrastructure asset classes. As of June 30, 2023, Ares Management and its affiliates (including Ares) had approximately $377.6 billion in assets under management. With respect to the Fund, Ares manages allocations of bank loans and high yield and senior loans.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

Ninety One North America, Inc.

Ninety One North America, Inc. (“Ninety One”), located at 65 East 55th Street, 30th Floor, New York, New York 10022, an investment adviser registered with the SEC, is a global asset manager that offers specialist solutions across a range of asset classes. The firm had approximately $151.7 billion in assets under management as of June 30, 2023. With respect to the Fund, the firm manages an allocation of emerging markets local currency debt.

The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Ninety One will be available in the Fund’s annual report for the period ending October 31, 2023.

This Supplement should be retained with your Prospectus for future reference.

SMACTBDSTK 09-23